HAWAIIAN TAX-FREE TRUST
                          Supplement to the Prospectus
                      for Class A Shares and Class C Shares
                               Dated July 31, 2003
                           As previously supplemented
                                 January 2, 2004


     The prospectus for Class A Shares and Class C Shares is supplemented as follows:

     The material under the following captions under "Alternative Purchase Plans" is replaced by the following:

"What price will I pay for the Trust's shares?"

Class A Shares Offering             Class C Shares Offering
Price                               Price

Net asset value per share           Net asset value per
plus the applicable                 share
sales charge


     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.


"What are the sales charges for purchases of Class A Shares?"

     The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

     *    an individual;

     * an individual, together with his or her spouse and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

     You are entitled to substantial reductions in sales charges based on Class A Shares you or other members of your family already own. Be sure to tell your broker or dealer about all those holdings so that any reduction in sales charges on your purchase can be correctly computed. A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquilasm Group of Funds in accordance with the following table:

        I                          II                  III
Amount of Purchase                 Sales Charge as    Sales Charge as
and Value of All                   Percentage of      Approximate
Class A Shares Held                Public             Percentage of
By a Single Purchaser              Offering Price     Amount Invested

Less than $25,000                   4.00%                  4.17%
$25,000 but less
  than $50,000                      3.75%                  3.90%
$50,000 but less
  than $100,000                     3.50%                  3.63%
$100,000 but less
  than $250,000                     3.25%                  3.36%
$250,000 but less
  than $500,000                     3.00%                  3.09%
$500,000 but less
  than $1,000,000                   2.50%                  2.56%

For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00% or $400 (Column
II). ($10,000 x .04 = $400)

The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 = .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

     (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser;

     (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other Fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, exceeds $1 million; and

     (iii) Class A Shares purchased with the proceeds of redemption of shares of another investment company when special dealer arrangements are in effect.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     The CDSC is based on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:

                                             During First      During Third
                                           Two Years After    and Fourth Years
                                              Purchase        After Purchase
Value of Holdings
Over $1 million and up to $2.5 million          1%                 0.50%

Over $2.5 million and up to $5 million
                                              0.50%                0.25%

Over $5 million                               0.25%               0.125%

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

     The CDSC will be waived for:

     *    Redemption following the death of the shareholder or beneficial owner.

     * Redemption by the Trust when an account falls below the minimum required account size.

     * Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase. It is not the Trust's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

"What are the sales, service and distribution charges for Class C Shares?"

     *    No sales charge at time of purchase.

     * Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

     * After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     The Trust will not accept purchase orders for Class C Shares in an amount of $500,000 or more on behalf of an individual investor (not including dealer "street name" or omnibus accounts). This is because it will generally be more advantageous for an individual investor purchasing amounts greater than $500,000 to purchase the Trust's Class A Shares instead.

Exchange Privilege

     Generally, you can exchange shares of this Trust, the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") - and shares of certain money-market funds (the "Money-Market Funds") that were acquired in exchange for shares of a Bond or Equity Fund - in the Aquilasm Group of Funds for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. If you exchange shares of a Money-Market Fund that were acquired by direct purchase rather than by exchange from a Bond or Equity Fund, a sales charge may apply no matter how long you have held those shares.


                  The date of this supplement is March 23, 2004

                             HAWAIIAN TAX-FREE TRUST
                          Supplement to the Prospectus
                      for Class I Shares and Class Y Shares
                               Dated July 31, 2003
                           As previously supplemented
                                 January 2, 2004


     The prospectus for Class I Shares and Class Y Shares is supplemented as follows:

     The material under the following captions under "Alternative Purchase Plans" is replaced by the following:

"What price will I pay for the Trust's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined net asset value. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

     The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Trust's best interest to do so.

Exchange Privilege

     Generally, you can exchange Class Y shares of this Trust, the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. This exchange privilege is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.


                  The date of this supplement is March 23, 2004